UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)			May 21, 2020

OGE ENERGY CORP.
(Exact Name of Registrant as Specified in Its Charter)

Oklahoma
(State or Other Jurisdiction of Incorporation)

1-12579		73-1481638
(Commission File Number)		(IRS Employer Identification No.)

321 North Harvey	P.O. Box 321	Oklahoma City	Oklahoma	73101-0321
(Address of Principal Executive Offices)				(Zip Code)

(405) 553-3000
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	OGE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

At the Annual Meeting of Shareholders of OGE Energy Corp. (the "Company") held on May 21, 2020, the shareholders:

•Elected 10 members of the Board of Directors;
•Ratified the appointment of Ernst & Young LLP as the Company's principal independent accountants for 2020;
•Approved, on an advisory basis, named executive officer compensation;
•Did not approve the amendment of the restated certificate of incorporation to eliminate supermajority voting provisions; and
•78.74 percent of the shares present and entitled to vote voted in favor of the Company taking steps to amend the governing documents to allow shareholders to act by written consent.
The number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each of such matters, were as stated below.

Proposal No. 1:	Votes For	Votes Against	Abstentions	Broker Non-Votes
Election of Directors

Terms Expiring in 2021
Frank A. Bozich	131,642,367	3,663,823	750,597	30,771,891
James H. Brandi	130,338,184	4,967,271	751,332	30,771,891
Peter D. Clarke	132,456,020	2,866,558	734,209	30,771,891
Luke R. Corbett	130,102,120	5,201,106	753,561	30,771,891
David L. Hauser	133,270,815	2,023,394	762,578	30,771,891
Judy R. McReynolds	132,847,196	2,506,884	702,707	30,771,891
David E. Rainbolt	132,354,791	2,987,141	714,855	30,771,891
J. Michael Sanner	132,192,001	3,113,554	751,232	30,771,891
Sheila G. Talton	132,076,218	3,299,574	680,995	30,771,891
Sean Trauschke	130,333,449	4,920,559	802,779	30,771,891

Proposal No. 2:	Votes For	Votes Against	Abstentions
Ratification of the appointment of Ernst & Young LLP as the Company's principal independent accountants for 2020	164,413,088	1,979,630	435,960

Proposal No. 3:	Votes For	Votes Against	Abstentions	Broker Non-Votes
Advisory vote to approve named executive officer compensation	128,731,647	5,623,849	1,701,291	30,771,891

Proposal No. 4:	Votes For	Votes Against	Abstentions	Broker Non-Votes
Amendment of the restated certificate of incorporation to eliminate supermajority voting provisions	132,428,032	2,712,470	916,285	30,771,891

Proposal No. 5:	Votes For	Votes Against	Abstentions	Broker Non-Votes
Shareholder proposal regarding allowing shareholders to act by written consent	107,136,365	27,193,636	1,726,786	30,771,891

Item 8.01. Other Events

The Company's Board of Directors declared a third quarter dividend of $0.3875 per common share of stock, to be paid July 30, 2020, to shareholders of record July 10, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OGE ENERGY CORP.
(Registrant)

By:	/s/ Sarah R. Stafford
Sarah R. Stafford
Controller and Chief Accounting Officer

May 26, 2020